American Funds Insurance Series®

Prospectus Supplement

January 14, 2013

For the following prospectuses dated May 1, 2012

Class 1 shares
Class 2 shares
Class 3 shares

The following paragraph is deleted from the "Purchases and redemptions of shares" section of the prospectus under the heading "Frequent trading of fund shares."

The fund’s purchase blocking policy is temporarily suspended. Please see americanfunds.com for more information on the suspension. Although the policy is suspended, the fund and American Funds Distributors will continue to restrict frequent trading or other potentially abusive trading as described in this prospectus.

Keep this supplement with your prospectus.

INA8BSX-998-0113O   CGD/8024-S35706

Protected Asset Allocation FundSM
(American Funds Insurance Series®)

Prospectus Supplement

January 14, 2013

For the following prospectuses dated September 17, 2012

Class P1 shares
Class P2 shares

The following paragraph is deleted from the "Purchase and redemptions of shares" section of the prospectus under the heading "Frequent trading of fund shares."

The fund’s purchase blocking policy is temporarily suspended. Please see americanfunds.com for more information on the suspension. Although the policy is suspended, the fund and American Funds Distributors will continue to restrict frequent trading or other potentially abusive trading as described in this prospectus.

Keep this supplement with your prospectus.

INP8BSX-056-0113O   CGD/8024-S35707